Major Categories of Interest and Similar Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Interest and Other Income [Line Items]
Available-for-sale fixed-maturity securities	$ 31,442	$ 30,189	$ 27,699
Trading securities	34	16	24
Policy loans	22	22	18
Short-term securities and cash and cash equivalents	631	165	24
Total	32,129	30,392	27,765
Less: Investment expenses	847	834	378
Total interest and similar income, net	$ 31,282	$ 29,558	$ 27,387